Northeast Utilities and Subsidiaries Consolidated Statements of Cash Flows

	Three Months Ended
	March 31,
	2005	2004
	(Thousands of Dollars)
Operating Activities:
Net (loss)/income	$ (117,719)	$ 67,442
Adjustments to reconcile to net cash flows
provided by operating activities:
Non-cash after-tax restructuring and impairment charges	141,150	-
Bad debt expense	9,029	5,795
Depreciation	57,998	54,573
Deferred income taxes and investment tax credits, net	(16,306)	20,028
Amortization	23,093	29,291
Amortization of rate reduction bonds	45,790	42,999
Amortization of recoverable energy costs	1,094	10,189
Pension expense	8,030	2,659
Regulatory (refunds)/overrecoveries	(26,256)	13,669
Derivative assets	(43,820)	(1,152)
Derivative liabilities	27,344	(20,372)
Other sources of cash	12,988	9,885
Other uses of cash	(28,963)	(44,075)
Changes in current assets and liabilities:
Restricted cash - LMP costs	-	(30,051)
Receivables and unbilled revenues, net	(72,195)	(19,520)
Fuel, materials and supplies	41,941	31,589
Investments in securitizable assets	(50,288)	(20,356)
Other current assets	92,112	18,583
Accounts payable	48,353	108,352
Accrued taxes	3,655	14,594
Other current liabilities	15,076	22,693
Net cash flows provided by operating activities	172,106	316,815

Investing Activities:
Investments in property and plant:
Electric, gas and other utility plant	(145,722)	(132,912)
Competitive energy assets	(4,750)	(5,222)
Cash flows used for investments in property and plant	(150,472)	(138,134)
Other investment activities	(6,036)	6,087
Net cash flows used in investing activities	(156,508)	(132,047)

Financing Activities:
Issuance of common shares	3,984	2,522
Issuance of long-term debt	-	82,438
Retirement of rate reduction bonds	(50,338)	(47,460)
Increase/(decrease) in short-term debt	87,000	(95,000)
Reacquisitions and retirements of long-term debt	(9,121)	(6,405)
Cash dividends on common shares	(21,005)	(19,177)
Other financing activities	914	(1,153)
Net cash flows provided by/(used in) financing activities	11,434	(84,235)
Net increase in cash and cash equivalents	27,032	100,533
Cash and cash equivalents - beginning of period	46,989	43,372
Cash and cash equivalents - end of period	$ 74,021	$ 143,905

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Northeast Utilities and Subsidiaries Consolidated Balance Sheets

	March 31,	December 31,
	2005	2004
	(Thousands of Dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$ 74,021	$ 46,989
Special deposits	48,751	82,584
Investments in securitizable assets	189,679	139,391
Receivables, net	833,321	771,257
Unbilled revenues	145,540	144,438
Taxes receivable	21,871	61,420
Fuel, materials and supplies, at average cost	143,239	185,180
Derivative assets - current	390,723	81,567
Prepayments and other	130,984	154,395
	1,978,129	1,667,221

Property, Plant and Equipment:
Electric utility	5,983,995	5,918,539
Gas utility	795,000	786,545
Competitive energy	909,202	918,183
Other	242,864	241,190
	7,931,061	7,864,457
Less: Accumulated depreciation	2,413,986	2,382,927
	5,517,075	5,481,530
Construction work in progress	437,196	382,631
	5,954,271	5,864,161

Deferred Debits and Other Assets:
Regulatory assets	2,668,010	2,745,874
Goodwill	290,791	319,986
Purchased intangible assets, net	2,817	19,361
Prepaid pension	342,550	352,750
Prior spent nuclear fuel trust, at fair value	49,555	49,296
Derivative assets - long-term	377,498	198,769
Other	415,365	438,416
	4,146,586	4,124,452

Total Assets	$ 12,078,986	$ 11,655,834

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Northeast Utilities and Subsidiaries Consolidated Balance Sheets

	March 31,	December 31,
	2005	2004
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 267,000	$ 180,000
Long-term debt - current portion	84,157	90,759
Accounts payable	873,600	825,247
Accrued taxes	3,655	-
Accrued interest	58,580	49,449
Derivative liabilities - current	371,767	130,275
Counterparty deposits	95,648	57,650
Other	197,892	230,022
	1,952,299	1,563,402

Rate Reduction Bonds	1,496,152	1,546,490

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,348,216	1,434,403
Accumulated deferred investment tax credits	98,203	99,124
Deferred contractual obligations	393,178	413,056
Regulatory liabilities	1,130,671	1,069,842
Derivative liabilities - long-term	325,500	58,737
Other	264,046	267,895
	3,559,814	3,343,057

Capitalization:
Long-Term Debt	2,783,144	2,789,974

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 151,463,375 shares issued
and 129,367,389 shares outstanding in 2005 and
151,230,981 shares issued and 129,034,442 shares
outstanding in 2004	757,317	756,155
Capital surplus, paid in	1,118,944	1,116,106
Deferred contribution plan - employee stock
ownership plan	(56,916)	(60,547)
Retained earnings	706,619	845,343
Accumulated other comprehensive income/(loss)	5,494	(1,220)
Treasury stock, 19,636,364 shares in 2005
and 19,580,065 shares in 2004	(360,081)	(359,126)
Common Shareholders' Equity	2,171,377	2,296,711
Total Capitalization	5,070,721	5,202,885

Total Liabilities and Capitalization	$ 12,078,986	$ 11,655,834

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Northeast Utilities and Subsidiaries
Consolidated Statements of (Loss)/Income

	Three Months Ended		Twelve Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
	(Thousands of Dollars, Except Share Information)

Operating Revenues	$ 2,264,812	$ 1,838,287	$ 7,113,225	$ 6,323,261

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	1,625,701	1,177,312	4,679,582	3,946,863
Other	278,815	241,946	1,121,104	992,776
Restructuring and impairment charges	234,449	-	234,449	-
Maintenance	41,703	41,789	188,025	184,087
Depreciation	57,998	54,573	228,279	209,489
Amortization	23,093	29,291	132,073	160,683
Amortization of rate reduction bonds	45,790	42,999	167,706	156,970
Taxes other than income taxes	77,156	77,589	241,735	236,287
Total operating expenses	2,384,705	1,665,499	6,992,953	5,887,155
Operating (Loss)/Income	(119,893)	172,788	120,272	436,106

Interest Expense:
Interest on long-term debt	38,449	32,738	145,564	126,057
Interest on rate reduction bonds	23,038	25,695	96,242	106,193
Other interest	4,342	4,347	14,757	13,342
Interest expense, net	65,829	62,780	256,563	245,592
Other Income, Net	2,041	1,687	14,818	675
(Loss)/Income Before Income Tax (Benefit)/Expense	(183,681)	111,695	(121,473)	191,189
Income Tax (Benefit)/Expense	(67,352)	42,863	(58,459)	57,240
(Loss)/Income Before Preferred Dividends of Subsidiary	(116,329)	68,832	(63,014)	133,949
Preferred Dividends of Subsidiary	1,390	1,390	5,559	5,559
(Loss)/Income Before Cumulative Effect of Accounting Change	(117,719)	67,442	(68,573)	128,390
Cumulative effect of accounting change, net of tax benefit of $2,553	-	-	-	(4,741)
Net (Loss)/Income	$ (117,719)	$ 67,442	$ (68,573)	$ 123,649

Fully Diluted (Loss)/Earnings Per Common Share:
(Loss)/Income Before Cumulative Effect of Accounting Change	$ (0.91)	$ 0.53	$ (0.53)	$ 1.01
Cumulative effect of accounting change, net of tax benefit	-	-	-	(0.04)
Fully Diluted (Loss)/Earnings Per Common Share	$ (0.91)	$ 0.53	$ (0.53)	$ 0.97

Fully Diluted Common Shares Outstanding (average)	129,310,155	128,061,086	128,707,542	127,486,189

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.